                       SECURITIES AND EXCHANGE COMMISSION
                              450 FIFTH STREET, NW
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 April 20, 2002
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)

                     NetCurrents Information Services, Inc.
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                           0-18410                             95-4233050
         ---------------------------------------------------------------------------------
         (State or Other Jurisdiction       (Commission                         (IRS Employer
         of Incorporation)                  File Number)                        Identification No.)

                     P.O. Box 15457, Beverly Hills, CA 90209
                     ---------------------------------------
               (Address of Principal Executive Offices)(Zip Code)



       NetCurrents, Inc., 9720 Wilshire Boulevard, Beverly Hills, CA 90212
       -------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

         NetCurrents Information Services, Inc. has ceased operations and closed its offices. It is currently exploring all available alternatives.

         Ivan Berkowitz has submitted his resignation as a director effective immediately. Mr. Berkowitz has been replaced by Mr. Rodney Sheldon, of Charleston, SC. Mr. Sheldon is an author, screenwriter and producer of television and theatrical motion pictures.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               NetCurrents Information Services, Inc.



                                     Irwin Meyer
                               By:   Chairman & Chief Executive Officer
                                    ---------------------------------------